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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 18, 2001

                                   ----------

                               USA EDUCATION, INC.
                    Formerly known as SLM Holding Corporation
             (Exact name of registrant as specified in its charter)


                DELAWARE                                52-2013874
     (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)                 Identification No.)


11600 SALLIE MAE DRIVE, RESTON, VIRGINIA                   20193
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (703) 810-3000

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ITEM 5. OTHER EVENTS

On January 18, 2001, the Registrant issued a press release announcing its earnings for the fourth quarter ending December 31, 2000. On January 18, 2001, the Registrant also issued copies of its supplemental financial information for the fiscal quarter ending December 31, 2000.

Copies of the press release and the supplemental financial information issued by the Registrant are attached hereto as Exhibit 99.1 and exhibit 99.2, respectively, and are incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Exhibits.

         99.1 Press Release of the Registrant, dated January 18, 2001, announcing the Registrant's fourth quarter earnings.

         99.2 Supplemental Financial Information of the Registrant for the fiscal quarter ending December 31, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2001                  USA EDUCATION, INC.



                                         By:      /s/ JOHN F. REMONDI
                                                  ----------------------------
                                                  John F. Remondi
                                                  Executive Vice President
                                                  and Chief Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer and Duly
                                                  Authorized Officer)



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                                  EXHIBIT INDEX

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

Exhibit
Number                              Description of Document
99.1              Press Release of the Registrant, dated January 18, 2001,
                  announcing the Registrant's fourth quarter earnings.

99.2 Supplemental Financial Information of the Registrant for the fiscal quarter ending December 31, 2000.